And we’re not stopping here

AFL-CIO Housing Investment Trust

M I D -Y E A R  2 0 1 1

Union Construction Jobs:

“HIT’s doing a great job – creating 10,000 new jobs with a good return on investment. They’ve targeted 5,000 more.”

                         —James Boland, President, International Union of
                                                                                                                      Bricklayers and Allied Craftworkers

America’s working men and women have taken a devastating blow from the Great Recession and its aftermath. Recognizing these harsh realities, AFL- CIO President Rich Trumka and Building Trades President Mark Ayers, along with other labor leaders, called on the AFL-CIO Housing Investment Trust to do all that it could do to create union construction jobs. The HIT’s response was the Construction Jobs Initiative – a pledge to create 10,000 union construction jobs in two years.

This spring, the HIT achieved that goal – creating more than 10,000 union construction jobs in less than two years. But the HIT is not stopping at 10,000 jobs. With support from its investors, the HIT has raised its goal from 10,000 to 15,000 jobs.

Moving quickly toward its new goal, the HIT at mid-year 2011 has surpassed 11,000 union jobs. HIT investments of over $960 million have launched nearly $2 billion of development under the Construction Jobs Initiative, providing homes for more than 12,700 families and individuals. The HIT has been the union construction worker’s partner for decades. With your support, that partnership remains strong.

“HIT has definitely provided the jobs at this crucial time to put our members back to work.”

                          —Jeff Aboussie, Executive Secretary-Treasurer,
                                                                                                 St. Louis Building and Construction Trades Council

We Need Them Now

Union pension plans can benefit from the HIT’s competitive returns, which are its primary goal, while also supporting the HIT’s commitment to union job creation. With construction unemployment nearly twice as high as the national unemployment rate, it is urgent to act on this problem now. We urge all who are stewards of union pension capital to join us in this critical effort.

	Construction Jobs Initiative Projects

	Project Name	Location	Jobs	Units	HIT Investment	Total Development Cost
1
	Paul Stewart I & II	Chicago, IL	386	420	$2,500,000	$59,000,000
2	Victory Centre at S. Chicago	Chicago, IL	98	112	$10,685,000	$14,962,491
3	Squantum Gardens	Quincy, MA	290	223	$5,450,000	$47,288,011
4	Solhem House	Minneapolis, MN	84	60	$10,700,000	$12,988,106
5	Inver Glen Senior Housing	Inver Glen Heights, MN	113	103	$15,084,000	$17,461,869
6	The Douglass	New York, NY	185	70	$9,500,000	$31,200,759
7	Ellipse on Excelsior	St. Louis Park, MN	213	132	$26,122,000	$33,244,543
8	Applewood Pointe Coop	Bloomington, MN	130	101	$17,597,900	$20,280,641
9	Villas at Crystal Lake	Swansea, IL	161	216	$23,736,300	$26,373,746
10	The Moderne	Milwaukee, WI	378	203	$42,357,800	$56,700,000
11	The Dempsey	New York, NY	135	80	$15,000,000	$26,363,400
12	Park Pacific Apartments	St. Louis, MO	656	230	$63,131,600	$98,318,292
13	The Laurel	St. Louis, MO	1,333	205	$44,952,400	$175,000,000
14	Regency Tower	New Bedford, MA	176	129	$16,420,000	$31,195,797
15	Franklin Park Apartments	Boston, MA	192	220	$25,672,000	$34,000,000
16	Arc Light Apartments	San Francisco, CA	276	94	$32,462,900	$47,948,451
17	Elizabeth Seton Pediatric Center	Yonkers, NY	804	137	$100,000,000	$115,557,020
18	NYCHA Bonds	New York, NY	177	3,726	$21,305,000	$103,094,580
19	Parkway Lakeside Apartments	O'Fallon, IL	188	232	$26,094,000	$28,160,111
20	CUNY Graduate Housing	New York, NY	166	77	$9,832,000	$28,766,797
21	Flo Co Fusion	Minneapolis, MN	100	84	$13,543,000	$16,026,159
22	Old Colony	Boston, MA	321	116	$26,700,000	$56,844,708
23	Washington Beech	Boston, MA	144	56	$13,500,000	$25,517,516
24	Potrero Launch Apartments	San Francisco, CA	463	196	$2,585,000	$80,400,000
25	Council Tower Senior Apartments	St. Louis, MO	214	227	$15,862,000	$29,735,645
26	Coquille Valley Hospital	Coquille, OR	224	16	$22,000,000	$29,705,495
27	Riverside Plaza	Minneapolis, MN	636	1,303	$49,950,000	$123,267,007
28	Lawndale Terrace & Plaza Court	Chicago, IL	92	198	$11,940,000	$18,748,367
29	Randolph Tower City Apartments	Chicago, IL	687	310	$20,000,000	$148,233,500
30	Applewood Pointe @ Roseville	Roseville, MN	70	48	$4,700,000	$11,241,637
31	Liberty Meadow Estates II	Joliet, IL	54	42	$2,100,000	$8,126,827
32	333 Harrison Apartments	San Francisco, CA	603	326	$70,001,400	$105,000,000
33	Charlesview Apartments	Boston, MA	858	240	$58,200,000	$152,000,000
34	Penn South Apartments	New York, NY	610	2,820	$134,000,000	$151,000,000
	Total To Date		11,217	12,752	$963,684,300	$1,963,751,475

“We’re looking forward to actually having some residential work this year, thanks to you.”

—Mike Theriault, Secretary-Treasurer, San Francisco Building and Construction Trades Council

Invest in the HIT - Create Union Jobs

The HIT is an open-end investment fund registered with the Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased on the last business day of each month in order to be invested in the HIT that month. The purchase price will be equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. We request that the HIT be notified on or before the day funds are to be transferred so that we can coordinate their receipt with your bank. Funds received prior to the last day of the month are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

We encourage you to contact one of the marketing/investor relations staff below should you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq.	Paul Sommers	Emily Johnstone
Director of Marketing	Regional Marketing Director	Regional Marketing Director
National & Mid-Atlantic Accounts	Midwest Accounts	Western Accounts
(202) 467-2546	(937) 604-9681	(415) 640-5204
lwhite@aflcio-hit.com	psommers@aflcio-hit.com	ejohnstone@aflcio-hit.com

Paul Barrett	Debbie Cohen	Julissa Servello
Regional Marketing Director	Chief Development Officer	Marketing Coordinator
New England Accounts	(202) 467-2591	(202) 467-2544
(508) 397-9750	dcohen@aflcio-hit.com	jservello@aflcio-hit.com
pbarrett@aflcio-hit.com

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST
2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037
(202) 331-8055
www.aflcio-hit.com

“We have three projects in Boston that, in this economy, are really very important to us, because we really need the work.”
          —Kevin L. Cotter, Secretary-Treasurer Plumbers Local 12, Boston